Exhibit 1.1

 First Horizon National Corporation

3.550% Senior Notes due 2023

4.000% Senior Notes due 2025

Underwriting Agreement

May 20, 2020

Underwriting Agreement

May 20, 2020

Morgan Stanley & Co. LLC
Barclays Capital Inc.
FHN Financial Securities Corp.
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC

as Representatives of the several Underwriters listed in Schedule A hereto

c/o Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

c/o FHN Financial Securities Corp.
845 Crossover Lane, Suite 150
Memphis, Tennessee 38117

c/o Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

First Horizon National Corporation, a Tennessee corporation (the “Company”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), (i) an aggregate of $450,000,000 principal amount of its 3.550% Senior Notes due 2023 (the “2023 Notes”) and (ii) an aggregate of $350,000,000 principal amount of its 4.000% Senior Notes due 2025 (the “2025 Notes” and, together with the 2023 Notes, the “Securities”). The Securities will be issued under an indenture, dated as of December 20, 2010 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

The Company has entered into an Agreement and Plan of Merger, dated as of November 3, 2019 (as amended, modified or supplemented from time to time, if applicable, to the date hereof, the “Merger Agreement”), with IBERIABANK Corporation, a Louisiana corporation (“IBKC”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, IBKC will merge with and into the Company, with the Company continuing as the surviving entity (the “Merger”). Following the completion of the Merger, IBERIABANK, a Louisiana chartered banking corporation and wholly-owned subsidiary of IBKC (“IBERIABANK”), will merge with and into First Horizon Bank, a Tennessee-chartered bank (the “Bank”), with the Bank continuing as the surviving bank (collectively with the Merger, the “Transactions”).

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-229338) under the Act (the “registration statement”), including a prospectus, which registration statement incorporates by reference documents which the Company has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). Such registration statement has become effective under the Act.

Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein and (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time, but excluding any Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Securities, copies of one or more preliminary prospectus supplements, and the documents incorporated by reference therein, relating to the Securities. Except where the context otherwise requires, “Pre-Pricing Prospectus,” as used herein, means each such preliminary prospectus supplement, in the form so furnished, including any basic prospectus (whether or not in preliminary form) furnished to you by the Company and attached to or used with such preliminary prospectus supplement. Except where the context otherwise requires, “Basic Prospectus,” as used herein, means any such basic prospectus and any basic prospectus furnished to you by the Company and attached to or used with the Prospectus Supplement (as defined below).

Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Securities, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Securities.

Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement.

“Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Securities contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act). Each Underwriter represents, warrants, and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities, other than (A) a Permitted Free Writing Prospectus, (B) such communications which do not conflict with the Registration Statement, the Basic Prospectus, each Pre-Pricing Prospectus or the Prospectus and which would constitute an underwriter “free writing prospectus” (as defined in Rule 405 of the Act) that is not required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, (C) any written communication listed on Schedule B, or (D) any written communication prepared by such Underwriter and approved in writing by the Company in advance.

“Covered Free Writing Prospectuses,” as used herein, means (i) each “issuer free writing prospectus” (as defined in Rule 433(h)(1) under the Act), if any, relating to the Securities, which is not a Permitted Free Writing Prospectus and (ii) each Permitted Free Writing Prospectus.

“Pricing Disclosure Package,” as used herein, means the Pre-Pricing Prospectus, taken together with the Final Term Sheet, dated May 20, 2020, substantially in the form of Exhibit A hereto.

Any reference herein to the registration statement, the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of such Basic Prospectus, such Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

The Company and the Underwriters agree as follows:

1.	Sale and Purchase

Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the respective principal amount of Securities set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 8 hereof, in each case at a purchase price of (i) $997.16 per $1,000 principal amount of the 2023 Notes and (ii) $992.69 per $1,000 principal amount of the 2025 Notes. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Securities as soon after the effectiveness of this Agreement as in your judgment is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine. Upon the authorization by the Company of the release of the Securities, the several Underwriters agree to offer the Securities for sale in accordance with the terms and conditions set forth in the Prospectus.

2.	Payment and Delivery

Payment of the purchase price for the Securities shall be made to the Company by Federal Funds same-day wire transfer against delivery of the Securities, in the form of one or more certificates registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”), to you through the facilities of DTC for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on May 26, 2020 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase”. Electronic transfer of the Securities shall be made to you at the time of purchase through DTC in such names and in such denominations as the Representatives shall specify.

Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Securities shall be made at the offices of Sullivan & Cromwell LLP at 125 Broad Street, New York, NY 10004, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Securities.

3.	Representations and Warranties of the Company

The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)        the Registration Statement has heretofore become effective under the Act; no stop order of the Commission preventing or suspending the use of any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission;

(b)        the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, in all material respects, with the requirements of the Act and the Trust Indenture Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Securities as contemplated hereby have been satisfied; the Registration Statement constitutes an “automatic shelf registration statement” (as defined in Rule 405 under the Act); the Company has not received, from the Commission, a notice, pursuant to Rule 401(g)(2), of objection to the use of the automatic shelf registration statement form; as of the determination date applicable to the Registration Statement (and any amendment thereto), the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; the Registration Statement meets, and the offering and sale of the Securities as contemplated hereby complies with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5) under the Act); the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Pre-Pricing Prospectus complied, as of its date and at the time it was filed with the Commission, and complies, as of the date hereof, in all material respects with the requirements of the Act; as of the date such Pre-Pricing Prospectus was filed with the Commission, as of the date of the Pre-Pricing Prospectus and at the time of purchase, the Pre-Pricing Prospectus, as then amended or supplemented, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at 5:35 P.M., New York City time, on May 20, 2020 (the “Applicable Time”), the Pricing Disclosure Package did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Basic Prospectus complied or will comply, as of its date and the date it was or will be filed with the Commission, in all material respects, with the requirements of the Act; as of the date of the Basic Prospectus, the date the Basic Prospectus was filed with the Commission and at the time of purchase the Basic Prospectus, as then amended or supplemented (including with the Prospectus Supplement), did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the Applicable Time, the Basic Prospectus, as then amended or supplemented (including with the Pre-Pricing Prospectus), together with the Pricing Disclosure Package, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, and, as amended or supplemented, at the time of purchase, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); at the date of the Prospectus Supplement, the date the Prospectus Supplement is filed with the Commission and at the time of purchase, the Prospectus Supplement or the Prospectus, as then amended or supplemented, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Permitted Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, any Pre-Pricing Prospectus, the Pricing Disclosure Package, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Pre-Pricing Prospectus, the Pricing Disclosure Package, the Prospectus or such Permitted Free Writing Prospectus; each Incorporated Document, at the time such document was filed, or will be filed, with the Commission or at the time such document became or becomes effective, as applicable, complied or will comply, in all material respects, with the requirements of the Exchange Act, and did not or will not, as applicable, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Covered Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus;

(c)        prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Securities by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Securities, in each case other than the Pre-Pricing Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus relating to the Securities except in compliance with Rule 163 or with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433; the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offering of the Securities contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; the Company is not disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Securities, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Securities contemplated by the Registration Statement, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Company be considered an “ineligible issuer”; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Securities contemplated hereby is solely the property of the Company;

(d)        the Company has an authorized and outstanding capitalization as set forth in the Pre-Pricing Prospectus and the Prospectus; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(e)        the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Tennessee, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement and to issue, sell and deliver the Securities as contemplated herein; and the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”);

(f)        the Company is registered as a bank holding company and qualified as a financial holding company under the Bank Holding Company Act of 1956, as amended; and each of the Company and the Bank are in substantial compliance with, and conduct their respective businesses in substantial conformity with, all applicable laws and governmental regulations governing bank holding companies, banks and subsidiaries of bank holding companies, respectively, except failures to comply or be in conformity with such laws and regulations that could not reasonably be expected to result in a Material Adverse Effect;

(g)        the Bank has been duly organized and is validly existing as a state-chartered bank under the laws of the State of Tennessee; the Bank is an insured bank under the applicable provisions of the Federal Deposit Insurance Act, as amended (the “FDI Act”); the Bank’s deposits are insured by the Federal Deposit Insurance Corporation (the “FDIC”) to the fullest extent of applicable law and no proceeding for the termination or revocation of such insurance is pending or, to the knowledge of the Company, threatened against the Bank; the Company, as of the date hereof, has no direct or indirect subsidiaries, other than the Bank, that are depositary institutions with deposits insured under the provisions of the FDI Act; except as disclosed in the Registration Statement, any Pre-Pricing Prospectus or the Prospectus, the Company owns directly or indirectly all of the outstanding capital stock of each subsidiary of the Company having total assets equal to or exceeding 10% of the total assets of the Company and its subsidiaries on a consolidated basis (each, a “Significant Subsidiary” as listed on Schedule C hereto) subject to no security interest, other encumbrance or adverse claims; each Significant Subsidiary has been duly constituted and is validly existing as a corporation, limited liability company, state-chartered member bank or banking trust, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; each Significant Subsidiary is duly qualified to do business as a foreign corporation, limited liability company or business trust, as applicable, and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect;

(h)        the Securities have been duly authorized, and, when the Securities are issued and delivered pursuant to this Agreement, such Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, subject to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors’ rights generally and to general principles of equity; the Indenture has been qualified under the Trust Indenture Act and, at the time of purchase of the Securities, the Indenture will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors’ rights generally and to general principles of equity; to the extent so described with respect to the Securities, the Securities and the Indenture will conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pre-Pricing Prospectuses, the Pricing Disclosure Package and the Prospectus;

(i)         this Agreement has been duly authorized, executed and delivered by the Company;

(j)        neither the Company nor any of its Significant Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness of the Company or any of its Significant Subsidiaries (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its charter or bylaws (or other organizational documents), (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, (C) any federal, state, local or foreign law, regulation or rule, (D) any rule or regulation of any self-regulatory organization or other nongovernmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to it or any of its properties, except in the case of (B), (C), (D) and (E) for such breach, violation, default, requirement, creation or imposition which would not, individually or in the aggregate, have a Material Adverse Effect;

(k)        the execution, delivery and performance of this Agreement and the Indenture and, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any of its subsidiaries pursuant to) (A) the charter or bylaws (or other organizational documents) of the Company or any of its Significant Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to the Company or any of its Significant Subsidiaries or any of their respective properties, except in the case of (B), (C), (D) and (E) such breach, violation, default, requirement, creation or imposition would not, individually or in the aggregate, have a Material Adverse Effect;

(l)        no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or approval of the shareholders of the Company, is required in connection with the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated hereby, other than (i) registration of the Securities under the Act, which has been effected, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters, (iii) under the Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), (iv) the qualification of the Indenture under the Trust Indenture Act, which has been effected, or (v) those previously obtained or made;

(m)       each of the Company and its Significant Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses, except when the failure to have such license, authorization, consent or approval, or to make any such filings, or obtain any such license, authorization, consent or approval would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of its Significant Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Significant Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

(n)        there are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its Significant Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus or any such action, suit, claim, investigation or proceeding that is not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect; the Company and each of its subsidiaries is in compliance with all laws administered by and regulations applicable to it of the Board of Governors of the Federal Reserve System, the FDIC, the Tennessee Department of Financial Institutions and the Consumer Financial Protection Bureau (each a “Regulator”) and of any other federal or state agency or authority with jurisdiction over it except where failure to so comply would not result in a Material Adverse Effect; neither the Company nor any of its subsidiaries is a party to or otherwise subject to any order, consent decree, memorandum of understanding, written commitment or other supervisory agreement with any Regulator or any other federal or state agency or authority, nor has the Company or any of its subsidiaries been advised by any Regulator or any other federal or state agency or authority that it is contemplating issuing or requesting any of the foregoing except where being a party to or subject to such order, consent decree, memorandum of understanding, written commitment or other supervisory agreement would not result in a Material Adverse Effect;

(o)        KPMG LLP, whose report on the consolidated financial statements of the Company and its subsidiaries is included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;

(p)        To the knowledge of the Company, Ernst & Young LLP, whose report on the consolidated financial statements of IBKC and its subsidiaries included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus, are independent registered public accountants with respect to IBKC as required by the rules of the Public Company Accounting Oversight Board;

(q)        the financial statements of the Company included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders’ equity of the Company and its subsidiaries for the periods specified and have been prepared in compliance in all material respects with the requirements of the Act and Exchange Act and in conformity in all material respects with U.S. generally accepted accounting principles applied on a consistent basis during the periods presented; the other financial and statistical data (other than financial and statistical data relating to IBKC) contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented in all material respects and to the extent appropriate are prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, any Pre-Pricing Prospectus or the Prospectus that are not included or incorporated by reference as required; the pro forma financial statements and the related notes thereto included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, fairly present, in all material respects, the information shown therein, have been prepared, in all material respects, in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein; in all material respects, all disclosures contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable;

(r)        to the knowledge of the Company, the financial statements of IBKC included or incorporated by reference in the in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of IBKC and its subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders’ equity of IBKC and its subsidiaries for the periods specified and have been prepared in compliance in all material respects with the requirements of the Exchange Act and in conformity in all material respects with U.S. generally accepted accounting principles applied on a consistent basis during the periods presented; the other financial and statistical data of IBKC contained or incorporated by reference in the in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented in all material respects and to the extent appropriate are prepared on a basis consistent with the financial statements and books and records of IBKC;

(s)        subsequent to the respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and its subsidiaries taken as a whole, (ii) any transaction, except as set forth or contemplated in the Registration Statement, each Pre-Pricing Prospectus and the Prospectus, which is material to the Company and its subsidiaries taken as a whole, (iii) except as set forth or contemplated in the Registration Statement, each Pre-Pricing Prospectus and Prospectus, any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Significant Subsidiary, which is material to the Company and its subsidiaries taken as a whole, (iv) except as set forth or contemplated in the Registration Statement, each Pre-Pricing Prospectus and Prospectus, any material change in the capital stock (other than repurchases pursuant to publicly announced share repurchase plans and issuances and purchases of shares pursuant to employee benefit and compensation plans) or outstanding indebtedness of the Company or any of its subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company (other than with respect to the Company’s second quarter dividend on common and preferred stock);

(t)        neither the Company nor any Significant Subsidiary is, or in connection with any sale of Securities will any of them be, and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, none of them will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended;

(u)        the Company and each of its Significant Subsidiaries have good and marketable title to all property (real and personal) described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances, except to the extent disclosed in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, except where the failure to have such good and marketable title would not, individually or in the aggregate, have a Material Adverse Effect and except for assets that are pledged in support of government deposits, Federal Home Loan Bank borrowings and covered transactions under Section 23A of the Federal Reserve Act; and all the property described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being held under lease by the Company or a subsidiary is held thereby under valid, subsisting and enforceable leases, except where the failure to hold or lease such property would not, individually or in the aggregate, have a Material Adverse Effect;

(v)        there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any of its subsidiaries under, or to materially interfere with or prevent compliance by the Company or any of its subsidiaries with, any laws or regulations relating to protection from harmful or hazardous substances or to protection of the environment;

(w)       the Company and each of its subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate in accordance with customary industry practice to protect the Company and its subsidiaries and their respective businesses; except as would not, individually or in the aggregate, have a Material Adverse Effect, all such insurance is fully in force and the Company has no reason to believe that it will not be able to renew any such insurance as and when such insurance expires;

(x)        the Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; at December 31, 2019, the Company’s internal control over financial reporting was effective and at December 31, 2019, the Company was not aware of any material weaknesses in its internal control over financial reporting; since December 31, 2019, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(y)        the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; such disclosure controls and procedures were effective as of the last day they were tested;

(z)        the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, fairly presents the information called for in all material respects and is prepared, in all material respects, in accordance with the Commission’s rules and guidance applicable thereto;

(aa)      all statistical or market-related data related to the Company included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(bb)      neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or any of its subsidiaries has made any payment of funds of the Company or any of its subsidiaries or received or retained any funds in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws, which payment, receipt or retention of funds is of a character that would be required by the Act to be disclosed in the Registration Statement, any Pre-Pricing Prospectus or the Prospectus; and the Company and its subsidiaries have conducted their businesses in compliance, in all material respects, with applicable anti-corruption laws and have instituted and maintain and enforce policies and procedures reasonably designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws;

(cc)      the operations of the Company and its subsidiaries are and have been conducted in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over the Company or any of its subsidiaries (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(dd)      none of the Company, any of its Significant Subsidiaries or, to the knowledge of the Company, any director, officer or employee of the Company or any of its Significant Subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), and, to the Company’s knowledge, the proceeds of the offering of the Securities hereunder will not be used, lent, contributed or otherwise made available by the Company to any of its subsidiaries, joint venture partner or other person or entity (i) to fund any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions, (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as purchaser, advisor, investor or otherwise) of Sanctions or (iii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria);

(ee)      neither the Company nor any of its Significant Subsidiaries, nor, to the Company’s knowledge, any of their respective directors or officers has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities except for stabilization activities conducted by a subsidiary that is an Underwriter pursuant to the terms of any agreement among the Underwriters in effect in respect of the offering of Securities contemplated by this Agreement;

(ff)       The Company and each of its subsidiaries have complied and are presently in compliance, in all material respects, with all internal and external privacy policies, contractual obligations, applicable laws, statutes, judgments, orders, rules and regulations of any court or other governmental or regulatory authority in any jurisdiction and any other legal obligations, in each case, relating to the collection, use, transfer, import, export, storage, protection, disposal and disclosure by the Company or any of its subsidiaries of personal, personally identifiable, household, sensitive, confidential or regulated data (“Data Security Obligations,” and such data, “Data”); (ii) the Company has not received any notification of or complaint regarding or is aware of any other facts that, individually or in the aggregate, would reasonably indicate any material non-compliance with any Data Security Obligation; and (iii) there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or threatened alleging any material non-compliance with any Data Security Obligation; and

(gg)      The Company and each of its subsidiaries have taken all technical and organizational measures reasonably necessary to protect the information technology systems and Data used in connection with the operation of the Company’s and its subsidiaries’ businesses, except to the extent that the failure to do so would not, either individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Without limiting the foregoing, the Company and its subsidiaries have used reasonable efforts to establish and maintain information technology, information security, cyber security and data protection controls, policies and procedures, including oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery and security plans that are designed to protect against and prevent breach, destruction, loss, unauthorized distribution, use, access, disablement, misappropriation or modification, or other compromise or misuse of or relating to any information technology system or Data used in connection with the operation of the Company’s and its subsidiaries’ businesses (“Breach”). There has been no material Breach, and the Company and its subsidiaries have not been notified of any event or condition that would reasonably be expected to result in, any material Breach; and

(hh)      The Merger Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors’ rights and remedies generally and by general principles of equity and concepts of reasonableness (regardless of whether enforcement is sought in a proceeding at law or in equity). Nothing has come to the attention of the Company that would cause it to believe that any of the representations and warranties (as qualified therein and taking into account the matters described in the disclosure schedules thereto) of IBKC set forth in the Merger Agreement were not true and correct in all material respects as of the date of the Merger Agreement (or, to the extent such representations and warranties specifically related to an earlier date, such earlier date). Other than as disclosed in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, nothing has come to the attention of the Company that would cause it to believe that the acquisition proposed therein will not be consummated in all material respects as contemplated by the Merger Agreement (taking into account the risk factors and associated disclosure of forward looking statements).

4.	Certain Covenants of the Company

The Company hereby agrees:

(a)        to furnish such information as may be required and otherwise to cooperate in qualifying the Securities for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Securities; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction; and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b)        to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Securities, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at the expense of the requesting Underwriters, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be;

(c)        if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement to be filed with the Commission and become effective before the Securities may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, when such post-effective amendment has become effective;

(d)        if, prior to the expiration of nine months after the date of this Agreement, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, the Registration Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission or the Registration Statement shall cease to be an “automatic shelf registration statement” (as defined in Rule 405 under the Act) or the Company shall have received, from the Commission, a notice, pursuant to Rule 401(g)(2), of objection to the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify you, (ii) promptly file with the Commission a new registration statement under the Act, relating to the Securities, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Act and shall be in a form reasonably satisfactory to you, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify you of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;

(e)        to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its reasonable best efforts to obtain the lifting or removal of such order as soon as possible; prior to the time of purchase, to advise you promptly of any proposal to amend or supplement the Registration Statement, any Pre-Pricing Prospectus or the Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall reasonably object in writing;

(f)        subject to Section 4(e) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities;

(g)        to pay the fees applicable to the Registration Statement in connection with the offering of the Securities within the time required by Rule 456(b)(1)(i) under the Act and in compliance with Rule 456(b) and Rule 457(r) under the Act;

(h)        for a period of not more than nine months, to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 4(e) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

(i)        to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period;

(j)        to furnish to each of the Underwriters copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein);

(k)       to apply the net proceeds from the sale of the Securities in the manner set forth under the caption “Use of Proceeds” in the Prospectus Supplement;

(l)        to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Basic Prospectus, each Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale, execution, authentication and delivery of the Securities, (iii) the producing, word processing and/or printing of this Agreement, any agreement among Underwriters, any dealer agreements, the Indenture, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Securities for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any fees payable in connection with the rating of the

Securities, (vi) any filing for a review of the public offering of the Securities by FINRA, including the legal fees and filing fees and other disbursements of counsel to the Underwriters relating to FINRA matters, (viii) the fees and disbursements of the Company’s accountants in connection with the issuance of the Securities, (ix) the fees and disbursements of any trustee or paying agent for the Securities, (x) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Securities to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, travel, lodging and other expenses incurred by the officers of the Company and (xi) the performance of the Company’s other obligations hereunder, it is understood, however, that, except as provided in this Section, Section 5, Section 7 and Section 9 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and their tombstone advertising costs;

(m)       to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

(n)        beginning on the date hereof and until the time of the purchase of the Securities, the Company will not without the consent of the Representatives, sell or contract to sell, or announce the offering of, or otherwise transfer or dispose of, directly or indirectly, any unsecured debt securities having a maturity of over one year issued by the Company (except for the Securities);

(o)        not to use any written communication that constitutes an offer or to sell or the solicitation of an offer to buy the Securities other than the Basic Prospectus, Pre-Pricing Prospectus, Prospectus or Permitted Free-Writing Prospectus;

(p)        not to, and to cause its subsidiaries not to, take, directly or indirectly, until the time of purchase, any action designed, or which will constitute, or has constituted, or would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, except for stabilization activities conducted by a subsidiary that is an Underwriter pursuant to the terms of any agreement among the Underwriters in effect in respect of the offering of Securities contemplated by this Agreement; and

(q)        to use best efforts to permit the Securities to be eligible for clearance and settlement through DTC.

5.	Reimbursement of the Underwriters’ Expenses

If, after the execution and delivery of this Agreement, the Securities are not delivered for any reason other than the termination of this Agreement pursuant to Section 7 or 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(l) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

6.	Conditions of the Underwriters’ Obligations

The several obligations of the Underwriters hereunder are subject to the accuracy in all material respects (to the extent not otherwise qualified therein as to materiality or Material Adverse Effect) of the representations and warranties on the part of the Company on the date hereof and at the time of purchase, the performance by the Company, in all material respects, of its obligations hereunder and to the following additional conditions precedent:

(a)        The Company shall furnish to you at the time of purchase an opinion of Sullivan & Cromwell LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase, with executed copies for each Underwriter, and in form and substance reasonably satisfactory to the Representatives, in the form set forth in Exhibit B hereto.

(b)        The Company shall furnish to you at the time of purchase an opinion of Charles T. Tuggle, Jr., Executive Vice President and General Counsel, addressed to the Underwriters, and dated the time of purchase, with executed copies for each Underwriter, and in form and substance reasonably satisfactory to the Representatives, in the form set forth in Exhibit C hereto.

(c)        You shall have received from KPMG LLP letters dated, respectively, the date of this Agreement and the time of purchase, and addressed to the Underwriters (with executed copies for each Underwriter) and representatives of them in the forms reasonably satisfactory to the Representatives.

(d)        You shall have received from Ernst & Young LLP letters dated, respectively, the date of this Agreement and the time of purchase, and addressed to the Underwriters (with executed copies for each Underwriter) and representatives of them in the forms reasonably satisfactory to the Representatives.

(e)        You shall have received at the time of purchase the favorable opinion of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, dated the time of purchase, in form and substance reasonably satisfactory to the Representatives.

(f)        The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

(g)        Prior to and at the time of purchase, no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act.

(h)        The Company will, at the time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase, in the form attached as Exhibit D hereto.

(i)        The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase, as you may reasonably request.

(j)        FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

(k)        The Securities shall be eligible for clearance and settlement through the facilities of DTC.

7.	Effective Date of Agreement; Termination

This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and its subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE; (B) a suspension or material limitation in trading in the Company’s securities on the NYSE; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading in the rating accorded any securities of or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as that term is defined in Section 3(a)(62) of the Exchange Act, and no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of such securities (other than an announcement with positive implications of a possible upgrading).

If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly in writing.

If the sale to the Underwriters of the Securities, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(l), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8.	Increase in Underwriters’ Commitments

Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Securities to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the aggregate principal amount of the Securities which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the aggregate principal amount of the Securities which all Underwriters agreed to purchase hereunder, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate principal amount of the Securities they are obligated to purchase pursuant to Section 1 hereof) the principal amount of the Securities agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Securities shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate principal amount of the Securities set forth opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Securities hereunder unless all of the Securities are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

If the aggregate principal amount of the Securities which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the aggregate principal amount of the Securities which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Securities which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

9.	Indemnity and Contribution

(a)        The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, selling agents, officers and members, any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and any “affiliate” (within the meaning of Rule 405 under the Act) of such Underwriter, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement, the Prospectus (as defined below) and any Covered Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement, the Prospectus (as defined below) and any Covered Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Covered Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Covered Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or any Covered Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Covered Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Covered Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(b)        Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Prospectus or any Covered Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement or Prospectus or Covered Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading.

(c)        If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or an Underwriter (the Company on the one hand, and any Underwriter, on the other hand, an “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 9, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may otherwise have to any indemnified party except to the extent that the indemnifying party is materially prejudiced by the omission to give such notice. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 9(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d)        If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total net proceeds from the offering received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(e)        The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

(f)        The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors, officers or members or any person (including each partner, officer, director or member of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Securities.

10.	Information Furnished by the Underwriters

The statements set forth in: the last paragraph on the cover page of the Pre-Pricing Prospectus and the Prospectus; the fourth paragraph, the second and third sentences in the ninth paragraph, the tenth and eleventh paragraphs, the first sentence in the twelfth paragraph, the thirteenth paragraph and the third sentence in the paragraph under “Conflicts of Interest”, all under the caption “Underwriting (Conflicts of Interest)” in the Pre-Pricing Prospectus and Prospectus; and the second and third sentences of the first paragraph under the caption “Risk Factors; Risks Relating to the Notes; An active trading market for the notes may not develop.” in the Pre-Pricing Prospectus and Prospectus, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 9 hereof. Additionally, the statements set forth in the second and third sentences of the twelfth paragraph under the caption “Underwriting (Conflicts of Interest)” in the Pre-Pricing Prospectus and Prospectus Supplement will also constitute information furnished by or on behalf of Morgan Stanley & Co. LLC and the second and fourth sentence of the twelfth paragraph under the caption “Underwriting (Conflicts of Interest)” in the Pre-Pricing Prospectus and Prospectus

Supplement will also constitute information furnished by or on behalf of Goldman Sachs & Co. LLC, in each case, as such information is referred to in Sections 3 and 9 hereof.

11.	Notices

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Morgan Stanley & Co. LLC, 1585 Broadway, 29th Floor, New York, NY 10036 (fax: (212) 507-8999), Attn: Investment Banking Division, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Facsimile: 646-834-8133, Attention: Syndicate Registration, FHN Financial Securities Corp., 444 Madison Ave, 9th Floor, New York, NY 10022 (fax: (212) 418-7996), Attn: Corporate Trading Desk, Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282 (fax: (212) 902-9316), Attn: Registration Department and J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179 (fax: (212) 834-6081), Attn: Investment Grade Syndicate Desk; and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company, Attn: Corporate Secretary, at 165 Madison Avenue, 8th Floor, Memphis, TN 38103.

12.	Governing Law; Construction

This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

13.	Submission to Jurisdiction

Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding (subject to rights of appeal) upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

14.	Parties at Interest

The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 9 hereof the controlling persons, partners, directors, officers, members and affiliates referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15.	No Fiduciary Relationship

The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection with the sale of the Securities, each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the sale of the Securities (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with the sale of the Securities.

16.	Counterparts

This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

17.	Successors and Assigns

This Agreement shall be binding upon the Underwriters and the Company and their respective successors and assigns and any successor or assign of all or substantially all of the Company’s and any of the Underwriters’ respective businesses and/or assets. No purchaser of Securities from any Underwriter shall be deemed a successor or assign of an Underwriter.

18.	Recognition of the U.S. Special Resolution Regime.

(a)        In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)        In the event that any Underwriter that is a Covered Entity or any BHC Act Affiliate of such party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)        For purposes of this Section 18:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[Signature page follows]

If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and the Underwriters, severally.

Very truly yours,

FIRST HORIZON NATIONAL CORPORATION

By:	/s/ Dane Smith
Name: Dane Smith
Title: SVP, Corporate Treasurer

[SENIOR NOTES UNDERWRITING AGREEMENT — SIGNATURE PAGE]

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A hereto.

Morgan Stanley & Co. LLC

By:	/s/ Ian Drewe
Name: Ian Drewe
Title: Executive Director

Barclays Capital Inc.

By:
Name:
Title:

FHN Financial Securities Corp.

By:
Name:
Title:

Goldman Sachs & Co. LLC

By:
Name:
Title:

J.P. Morgan Securities LLC

By:
Name:
Title:

[SENIOR NOTES UNDERWRITING AGREEMENT — SIGNATURE PAGE]

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A hereto.

Morgan Stanley & Co. LLC

By:
Name:
Title:

Barclays Capital Inc.

By:	/s/ Kenneth Chang
Name: Kenneth Chang
Title: Managing Director

FHN Financial Securities Corp.

By:
Name:
Title:

Goldman Sachs & Co. LLC

By:
Name:
Title:

J.P. Morgan Securities LLC

By:
Name:
Title:

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A hereto.

Morgan Stanley & Co. LLC

By:
Name:
Title:

Barclays Capital Inc.

By:
Name:
Title:

FHN Financial Securities Corp.

By:	/s/ Maurice Beshlian
Name: Maurice Beshlian
Title: Senior Vice President

Goldman Sachs & Co. LLC

By:
Name:
Title:

J.P. Morgan Securities LLC

By:
Name:
Title:

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A hereto.

Morgan Stanley & Co. LLC

By:
Name:
Title:

Barclays Capital Inc.

By:
Name:
Title:

FHN Financial Securities Corp.

By:
Name:
Title:

Goldman Sachs & Co. LLC

By:	/s/ Sam Chaffin
Name: Sam Chaffin
Title: Vice President

J.P. Morgan Securities LLC

By:
Name:
Title:

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A hereto.

Morgan Stanley & Co. LLC

By:
Name:
Title:

Barclays Capital Inc.

By:
Name:
Title:

FHN Financial Securities Corp.

By:
Name:
Title:

Goldman Sachs & Co. LLC

By:
Name:
Title:

J.P. Morgan Securities LLC

By:	/s/ Stephen L. Sheiner
Name: Stephen L. Sheiner
Title: Executive Director

SCHEDULE A

Underwriter	Principal Amount of 2023 Notes	Principal Amount of 2025 Notes
Morgan Stanley & Co. LLC	$112,500,000	$87,500,000
Barclays Capital Inc.	90,000,000	70,000,000
FHN Financial Securities Corp.	67,500,000	52,500,000
Goldman Sachs & Co. LLC	90,000,000	70,000,000
J.P. Morgan Securities LLC	90,000,000	70,000,000

Total	$450,000,000	$350,000,000

SCHEDULE B

Permitted Free Writing Prospectuses

Debt Investor Presentation, dated May 20, 2020.

SCHEDULE C

Significant Subsidiaries

FTRE Holding, LLC
First Horizon TE1, LLC
First Horizon Bank

EXHIBIT A

Final Term Sheet

Filed Pursuant to Rule 433
Registration No. 333-229338

First Horizon National Corporation

$800,000,000

3.550% Senior Notes due 2023

4.000% Senior Notes due 2025

Term Sheet

This term sheet supplements the information set forth under “Description of the Notes” in the preliminary prospectus supplement dated May 20, 2020 and the accompanying prospectus dated January 23, 2019.

Terms Relating to the 3.550% Senior Notes due 2023

Title of Security:	3.550% Senior Notes due 2023 (the “2023 Notes”)

Maturity Date:	May 26, 2023

Principal Amount:	$450,000,000

Coupon:	3.550%

Benchmark Treasury:	0.125% due May 15, 2023

Benchmark Treasury Price and Yield:	$99-23 ¾ ; 0.212%

Re-offer Spread to Benchmark:	+335 bps

Re-offer Yield:	3.562%

Public Offering Price:	99.966% of principal amount

Discounts and Commissions:	0.25%

Net Proceeds to Issuer (before expenses):	$448,722,000

Interest Payment Dates:	Semi-annually on May 26 and November 26, commencing November 26, 2020. If an interest payment date falls on a day that is not a business day, interest will be paid on the next succeeding business day and no interest will be payable as a result of that delay.

Day Count Convention:	30 / 360

Redemption:	The issuer may redeem the Notes, in whole or in part, on or after April 26, 2023 (one month prior to maturity) at 100% of the principal amount of the Notes, plus accrued and unpaid interest to, but not including, the date of redemption.

Minimum Denominations / Multiples:	$2,000 / $1,000

CUSIP:	320517AC9

ISIN:	US320517AC95

Terms Relating to the 4.000% Senior Notes due 2025

Title of Security:	4.000% Senior Notes due 2025 (the “2025 Notes” and, together with the 2023 Notes, the (“Notes”))

Maturity Date:	May 26, 2025

Principal Amount:	$350,000,000

Coupon:	4.000%

Benchmark Treasury:	0.375% due April 30, 2025

Benchmark Treasury Price and Yield:	$100-06 ¼ ; 0.335%

Re-offer Spread to Benchmark:	+375 bps

Re-offer Yield:	4.085%

Public Offering Price:	99.619% of principal amount

Discounts and Commissions:	0.35%

Net Proceeds to Issuer (before expenses):	$347,441,500

Interest Payment Dates:	Semi-annually on May 26 and November 26, commencing November 26, 2020. If an interest payment date falls on a day that is not a business day, interest will be paid on the next succeeding business day and no interest will be payable as a result of that delay.

Day Count Convention:	30 / 360

Redemption:	The issuer may redeem the Notes, in whole or in part, on or after April 26, 2025 (one month prior to maturity) at 100% of the principal amount of the Notes, plus accrued and unpaid interest to, but not including, the date of redemption.

Minimum Denominations / Multiples:	$2,000 / $1,000

CUSIP:	320517AD7

ISIN:	US320517AD78

Terms Applicable to Both Series of Notes

Issuer:	First Horizon National Corporation

Type of Offering:	SEC Registered

Expected Security Ratings*:	Baa3 (stable) / BBB (stable) (Moody’s / Fitch)

Trade Date:	May 20, 2020

Settlement Date**:	May 26, 2020 (T+3 days)

Joint Bookrunning Managers:	Morgan Stanley & Co. LLC
Barclays Capital Inc.
FHN Financial Securities Corp.
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC

Concurrent Offering	Concurrently with the offering of the Notes we are offering $150 million in aggregate liquidation preference of depositary shares (or $172.5 million in aggregate liquidation preference if the underwriters exercise their overallotment option in full) representing a fractional interest in a share of non-cumulative perpetual preferred stock. The offering of the Notes is not conditioned on the offering of the depositary shares or vice versa.

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

**The issuer expects that delivery of the Notes will be made against payment therefor on or about the third business day following the date of pricing of the Notes (this settlement cycle being referred to as “T+3”). Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the Notes initially will settle in T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade their Notes on the date of pricing should consult their own advisors.

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission, or SEC, for the offering to which this communication relates. Before you invest, you should read the preliminary prospectus supplement, the accompanying prospectus and the other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you these documents if you request them by contacting Morgan Stanley & Co. LLC at 1-866-718-1649, Barclays Capital Inc. at 1-888-603-5847, FHN Financial Securities Corp. at 1-800-456-5460, Goldman Sachs & Co. LLC at 1-866-471-2526 or J.P. Morgan Securities LLC at 1-212-834-4533.

EXHIBIT B

Opinion of Sullivan & Cromwell LLP

May [●], 2020

Morgan Stanley & Co. LLC
Barclays Capital Inc.
FHN Financial Securities Corp.
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC

As Representatives of the several Underwriters,

c/o Morgan Stanley & Co. LLC,

1585 Broadway,

New York, New York 10036,

c/o Barclays Capital Inc.

745 Seventh Avenue,

New York, New York 10019,

c/o FHN Financial Securities Corp.,

845 Crossover Lane, Suite 150,

Memphis, Tennessee 38117.

c/o Goldman Sachs & Co. LLC,

200 West Street,

New York, New York 10282,

c/o J.P. Morgan Securities LLC,

383 Madison Avenue,

New York, New York 10179.

Ladies and Gentlemen:

In connection with the several purchases today by you and the other Underwriters named in Schedule A to the Underwriting Agreement, dated May [●], 2020 (the “Underwriting Agreement”), between First Horizon National Corporation, a Tennessee corporation (the “Company”), and you, as Representatives of the several Underwriters named therein (the “Underwriters”), of (i) $[●] principal amount of the Company’s [●]% Senior Notes due [●] and (ii) $[●] principal amount of the Company’s

[●]% Senior Notes due [●] (together, the “Securities”) issued pursuant to the Indenture, dated as of December 20, 2010, as supplemented by the Supplemental Indenture No. 1, dated as of May [●], 2020 (together, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), we, as counsel for the Company, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, it is our opinion that:

(1)       The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Tennessee.

(2)       The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939; the Securities have been duly authorized, executed, authenticated, issued and delivered; and the Indenture and the Securities constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(3)       All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the Covered Laws for the issuance, sale and delivery of the Securities by the Company to the Underwriters have been obtained or made.

(4)       The execution and delivery by the Company of the Underwriting Agreement and the Securities do not, and the performance by the Company of its obligations thereunder will not, (a) violate the Restated Charter or Bylaws of the Company, in each case as in effect on the date hereof, (b) result in a default under or breach of the agreements filed as exhibit nos. 10.1(a) through 10.8(h), inclusive, to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, (c) violate the court or government agency orders listed in the Officer’s Certificate, dated the date hereof, of Charles T. Tuggle, Jr., Executive Vice President and General Counsel of the Company (none are listed), or (d) violate any Covered Laws.

(6)       The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(7)       The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus (as defined in the Underwriting Agreement), would not be on the date hereof an “investment company” as defined in the Investment Company Act of 1940.

We are expressing no opinion in paragraphs (3) and (4) above, insofar as performance by the Company of its obligations under the Underwriting Agreement, the Securities and the Indenture is concerned, as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights. Also, for purposes of the opinions in paragraphs (3) and (4) above, “Covered Laws” means the laws of the State of New York (including the published rules or regulations thereunder) that in our experience normally are applicable to general business corporations and the issuance, sale and delivery of the Securities; provided, however, that such term does not include state securities laws, antifraud laws or fraudulent transfer laws, tax laws, antitrust laws or any law that is applicable to the Company, the Underwriting Agreement, the Securities, the Indenture or the transactions contemplated thereby solely as part of a regulatory regime applicable to the Company or its affiliates due to its or their status, business or assets.

The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and the laws of the State of Tennessee, and we are expressing no opinion as to the effect of the laws of any other jurisdiction. With respect to all matters of Tennessee law, including the interpretation of the agreements governed by Tennessee law and covered by our opinion in paragraph (4)(b), we have relied upon the opinion, dated the date hereof, of Charles T. Tuggle, Jr., Executive Vice President and General Counsel of the Company, delivered to you pursuant to Section 6(b) of the Underwriting Agreement, and our opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in such opinion of Charles T. Tuggle, Jr.

We have also relied as to certain matters upon information obtained from public officials, officers of the Company and other sources believed by us to be responsible, and we have assumed that the Indenture has been duly authorized, executed and delivered by the Trustee, that the Securities conform to the specimen thereof examined by us, that the Trustee’s certificates of authentication of the Securities have been signed by one of the Trustee’s authorized officers, and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

This letter is furnished by us, as counsel to the Company, to you, as Representatives of the Underwriters, solely for the benefit of the Underwriters in their capacity as such, and may not be relied upon by any other person without our written consent. This letter may not be quoted, referred to or furnished to any purchaser or prospective purchaser of the Securities and may not be used in furtherance of any offer or sale of the Securities.

Very truly yours,

FIRST HORIZON NATIONAL CORPORATION

Officer’s Certificate as to Court Orders

I, Charles T. Tuggle, Jr., Executive Vice President and General Counsel of First Horizon National Corporation, a Tennessee corporation (the “Company”), solely in my capacity as an officer of the Company, hereby certify after conducting a reasonable investigation that, to the best of my knowledge, neither the Company nor any of its subsidiaries nor any of their properties are subject to any court or governmental agency order that may affect the execution and delivery by the Company of (i) $[●] principal amount of [●]% Senior Notes due 20[●] and (ii) $[●] principal amount of the Company’s [●]% Senior Notes due [●], and the Underwriting Agreement, dated May [●], 2020 (the “Underwriting Agreement”), between the Company and Morgan Stanley & Co. LLC, Barclays Capital Inc., FHN Financial Securities Corp., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as the Representatives of the several Underwriters listed in Schedule A thereto, or the Company’s performance of its obligations thereunder.

IN WITNESS WHEREOF, I have hereunto signed my name.

Charles T. Tuggle, Jr.
Executive Vice President and General Counsel
First Horizon National Corporation

Dated: May ____, 2020

May [●], 2020

Morgan Stanley & Co. LLC
Barclays Capital Inc.
FHN Financial Securities Corp.
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC

As Representatives of the several Underwriters,

c/o Morgan Stanley & Co. LLC,

1585 Broadway,

New York, New York 10036,

c/o Barclays Capital Inc.

745 Seventh Avenue,

New York, New York 10019,

c/o FHN Financial Securities Corp.,

845 Crossover Lane, Suite 150,

Memphis, Tennessee 38117.

c/o Goldman Sachs & Co. LLC,

200 West Street,

New York, New York 10282,

c/o J.P. Morgan Securities LLC,

383 Madison Avenue,

New York, New York 10179.

Ladies and Gentlemen:

This is with reference to the registration under the Securities Act of 1933 (the “Securities Act”) and offering of (i) $[●] principal amount of [●]% Senior Notes due [●] and (ii) $[●] principal amount of [●]% Senior Notes due [●] (together, the “Securities”) of First Horizon National Corporation (the “Company”).

The Registration Statement relating to the Securities (File No. 333-229338) was filed on Form S-3 in accordance with procedures of the Securities and Exchange Commission (the “Commission”) permitting a delayed or continuous offering

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of securities pursuant thereto and, if appropriate, a post-effective amendment, document incorporated by reference therein or prospectus supplement that provides information relating to the terms of the securities and the manner of their distribution. The Securities have been offered by the Prospectus, dated January 23, 2019 (the “Basic Prospectus”), as supplemented by the Prospectus Supplement, dated May [●], 2020 (the “Prospectus Supplement”), which updates or supplements certain information contained in the Basic Prospectus. The Basic Prospectus, as supplemented by the Prospectus Supplement, does not necessarily contain a current description of the Company’s business and affairs since it provides information as of its date and, pursuant to Form S-3, it incorporates by reference certain documents filed with the Commission that contain information as of various dates.

As counsel to the Company, we reviewed the Registration Statement, the Basic Prospectus, the Prospectus Supplement and the documents listed in Schedule A (those listed documents, taken together with the Basic Prospectus, being referred to herein as the “Pricing Disclosure Package”) and participated in discussions with your representatives and those of the Company, its accountants and its counsel and discussions with your representatives and those of IBERIABANK Corporation (“IBKC”) and its accountants. Between the date of the Prospectus Supplement and the time of delivery of this letter, we participated in further discussions with your representatives and those of the Company, its accountants and its counsel (but not representatives of IBKC and its accountants), concerning certain matters relating to the Company and reviewed certificates of certain officers of the Company, a letter addressed to you from the Company’s accountants and an opinion addressed to you from the Company’s counsel. On the basis of the information that we gained in the course of the performance of the services referred to above, considered in the light of our understanding of the applicable law (including the requirements of Form S-3 and the character of prospectus contemplated thereby) and the experience we have gained through our practice under the Securities Act, we confirm to you that, in our opinion, the Registration Statement, as of the date of the Prospectus Supplement, and the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Securities, to the requirements of the Securities Act, the Trust Indenture Act of 1939 and the applicable rules and regulations of the Commission thereunder. Also, we confirm to you that the statements contained in the Registration Statement, the Basic Prospectus, the Prospectus Supplement and the Pricing Disclosure Package under the caption “Description of Debt Securities” in the Basic Prospectus and “Description of the Notes”, “United States Taxation” and “Underwriting (Conflicts of Interest)” in the Prospectus Supplement, insofar as they relate to provisions of the Securities, the Indenture under which the Securities are being issued and the Underwriting Agreement therein described

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and insofar as they relate to provisions of United States Federal income tax law therein described, constitute a fair and accurate summary of such provisions in all material respects.

Further, nothing that came to our attention in the course of such review has caused us to believe that, insofar as relevant to the offering of the Securities,

(a)    the Registration Statement, as of the date of the Prospectus Supplement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or

(b)    the Pricing Disclosure Package, as of [●] on May [●], 2020 (which you have informed us is prior to the time of the first sale of the Securities by any Underwriter), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(c)    the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

We also advise you that nothing that came to our attention in the course of the procedures described in the second sentence of the preceding paragraph has caused us to believe that, insofar as relevant to the offering of the Securities, the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Registration Statement, the Basic Prospectus, the Prospectus Supplement and the Pricing Disclosure Package also includes audited financial statements of IBKC and the related report of IBKC’s independent registered public accounting firm and certain other information of IBKC (the “IBKC Information”). While IBKC is a party to a merger agreement with the Company, they are not a subsidiary of the Company, controlled by the Company or a client of our firm. Thus, the procedures we performed as to the IBKC Information was necessarily more limited than with respect to the Company, as is customary in these types of circumstances.

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The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Pricing Disclosure Package, except to the extent specifically noted in the last sentence of the third preceding paragraph. Also, we do not express any opinion or belief as to the financial statements or other financial data derived from accounting records of either the Company or IBKC contained in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Pricing Disclosure Package, or as to management’s report of its assessment of the effectiveness of the Company’s internal control over financial reporting or the auditors’ report as to the Company’s internal control over financial reporting, all as included in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Pricing Disclosure Package or as to the statement of the eligibility of the Trustee under the Indenture under which the Securities are being issued.

This letter is furnished by us, as counsel to the Company, to you, as Representatives of the several Underwriters, solely for the benefit of the Underwriters in their capacity as such, and may not be relied upon by any other person without our written consent. This letter may not be quoted, referred to or furnished to any purchaser or prospective purchaser of the Securities and may not be used in furtherance of any offer or sale of the Securities.

Very truly yours,

Schedule A

1.         Preliminary Prospectus Supplement, dated May [●], 2020, including the Prospectus, dated January 23, 2019, filed with the Commission on May [●], 2020 pursuant to Rule 424 under the Securities Act.

2.         Final Term Sheet, dated May [●], 2020, filed with the Commission by the Company on May [●], 2020 pursuant to Rule 433 under the Securities Act.

EXHIBIT C

Opinion of Charles T. Tuggle, Jr.

May [●], 2020

Morgan Stanley & Co. LLC
Barclays Capital Inc.
FHN Financial Securities Corp.
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC

As Representatives of the several Underwriters,

c/o Morgan Stanley & Co. LLC,

1585 Broadway,

New York, New York 10036,

c/o Barclays Capital Inc.

745 Seventh Avenue,

New York, New York 10019,

c/o FHN Financial Securities Corp.,

845 Crossover Lane, Suite 150,

Memphis, Tennessee 38117.

c/o Goldman Sachs & Co. LLC,

200 West Street,

New York, New York 10282,

c/o J.P. Morgan Securities LLC,

383 Madison Avenue,

New York, New York 10179.

Ladies and Gentlemen:

As Executive Vice President and General Counsel of First Horizon National Corporation, a Tennessee corporation (the “Company”), I am familiar with the Registration Statement, the preliminary prospectus supplement of the Company, dated May [●], 2020 (including the basic prospectus attached thereto and the documents incorporated by reference therein, the “Pre-Pricing Prospectus”), the Prospectus and the Prospectus Supplement relating to the public offering of (i) $[●] principal amount of [●]% Senior Notes due [●] and (ii) $[●] principal amount of [●]% Senior Notes due [●] (together, the “Securities”) of the Company, issued pursuant to an Indenture, dated as of December 20, 2010, as supplemented by the Supplemental Indenture No. 1, dated as of May [●], 2020 (together, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”). The Securities are being offered and sold pursuant to an Underwriting Agreement, dated May [●], 2020 (“Underwriting Agreement”), between the Company and you, as Representatives of the several Underwriters listed on Schedule A thereto (the “Underwriters”). I submit this opinion to you pursuant to Section 6(b) of the Underwriting Agreement.

Capitalized terms not defined herein shall have the respective meanings assigned thereto in the Underwriting Agreement.

I or persons acting under my supervision have examined the originals or copies, certified or otherwise identified to my satisfaction, of the Restated Charter of the Company, the Bylaws, as amended, of the Company, minutes and records of corporate proceedings of the Company, including, but not limited to, resolutions adopted on January 26, 2016 and October 23, 2018 at meetings of the Board of Directors of the Company, resolutions adopted on May 14, 2020 by unanimous written consent of the Board of Directors and resolutions duly adopted by the Pricing Committee of the Board of Directors of the Company on May [●], 2020, the Registration Statement, the Pre-Pricing Prospectus, the Prospectus, the Underwriting Agreement, the Indenture, and such other corporate records, certificates and other documents, and such questions of law, as I or persons acting under my supervision have considered necessary or appropriate for purposes of this opinion. In rendering such opinion, with your approval, I relied upon the accuracy of all statements of fact contained therein, and I have relied to the extent I deem such reliance appropriate as to certain matters of fact on statements, representations and other information obtained from public officials, officers of the Company and such other sources believed by me to be responsible, but I have not independently verified the accuracy, completeness or fairness of the statements or representations contained in such documents, except as set forth in paragraph 15.

Based upon the foregoing and subject to the limitations and qualifications set forth herein, it is my opinion that:

(1)	The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Tennessee, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus, to execute and deliver the Underwriting Agreement and the Indenture and to perform its obligations thereunder, including, without limitation, to issue, sell and deliver the Securities as contemplated by the Underwriting Agreement.

(2)	The Company has been duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

(3)	To the best of my knowledge and other than as set forth in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus, the Company and each of its Significant Subsidiaries is in compliance with all laws administered by and regulations applicable to it of any Regulator and of any other federal or state agency or authority with jurisdiction over it except where failure to so comply would not result in a Material Adverse Effect. To the best of my knowledge and other than as set forth in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus, neither the Company nor any of its Significant Subsidiaries is a party to or otherwise subject to any consent decree, memorandum of understanding, written commitment or other supervisory agreement with any Regulator or any other federal or state agency or authority, nor has the Company or any of its Significant Subsidiaries been advised by any Regulator or any other federal or state agency or authority that it is contemplating issuing or requesting any of the foregoing except where being a party to or subject to such consent decree, memorandum of understanding, written commitment or other supervisory agreement would not result in a Material Adverse Effect.

(4)	First Horizon Bank (the “Bank”) has been duly organized and is validly existing as a state-chartered bank under the laws of the State of Tennessee. Each of the other Significant Subsidiaries has been duly incorporated or formed and is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, with full corporate or limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus.

(5)	The Company and the Significant Subsidiaries are each duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(6)	The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(7)	The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”); the Securities have been duly authorized, executed, authenticated, issued and delivered; and the Indenture and the Securities constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(8)	All of the outstanding shares of capital stock or equity interests of each of the Significant Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise disclosed in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus, are owned, directly or indirectly, by the Company, in each case subject to no security interest, other encumbrance or adverse claim.

(9)	The Bank is an insured bank under the applicable provisions of the Federal Deposit Insurance Act, as amended, and no proceeding for the termination or revocation of such insurance is pending or, to my knowledge, threatened against the Bank. The Bank has no subsidiaries that are depository institutions with deposits insured under the provisions of the Federal Deposit Insurance Act, as amended.

(10)	Each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied as to form in all material respects with the requirements of the Exchange Act (except as to the financial statements and schedules, and other financial data derived from accounting records, contained in such document, and as to all the information and statements relating to IBERIABANK Corporation (“IBKC”), as to which I express no opinion).

(11)	No governmental or regulatory approval, authorization, consent, order or filing, or approval of or notice to the shareholders of the Company is required in connection with the execution, delivery and performance of the Underwriting Agreement and the Indenture by the Company, the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated by the Underwriting Agreement, other than registration of the Securities under the Act, which has been effected, and the qualification of the Indenture under the Trust Indenture Act, which has been effected (except that I express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters and I express no opinion with respect to the Conduct Rules of FINRA).

(12)	The execution, delivery and performance of the Underwriting Agreement and the Indenture by the Company, the issuance and sale of the Securities and the consummation by the Company of the transactions contemplated by the Underwriting Agreement do not and will not result in any breach or violation of or constitute a default under nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or part of such indebtedness under or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Significant Subsidiary pursuant to (i) the charter or bylaws of the Company or the organizational documents of any Significant Subsidiary, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument (collectively, “Agreements and Instruments”) which is filed as an exhibit to the Registration Statement or any Incorporated Document or is otherwise known by me to be an Agreement and Instrument to which the Company or any of the Significant Subsidiaries is a party or by which the Company or any of the Significant Subsidiaries or any of their respective properties may be bound or affected, or (iii) federal laws of the United States or the laws of the State of Tennessee, or (iv) any decree, judgment or order applicable to the Company or any of the Significant Subsidiaries or any of their respective properties, which decree, judgment or order is known by me, except in the case of (ii), (iii) or (iv) such breach, violation, default, right to require, creation or imposition would not, individually or in the aggregate, have a Material Adverse Effect; provided, however, that for purposes of clause (iii), I express no opinion as to federal or state securities laws, other anti-fraud laws, fraudulent transfer laws, tax laws, antitrust laws or the Employee Retirement Income Security Act of 1974.

(13)	To my knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be described in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document which have not been so described or filed as required.

(14)	To my knowledge, (i) the Company is not a party to any legal or governmental action or proceeding that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting Agreement; and (ii) there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company or any Significant Subsidiary or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus but are not so described as required.

(15)	The statements in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Incorporated Documents under the headings “Regulatory Considerations”, “Description of Debt Securities”, “Description of the Notes” and “Underwriting (Conflicts of Interest)”, insofar as such statements constitute summaries of documents or legal proceedings or refer to matters of federal or Tennessee law or legal conclusions applying federal or Tennessee law, are accurate and complete in all material respects and present fairly the information purported to be shown.

(16)	I or persons acting under my supervision have participated in conferences with other officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Company’s outside counsel, representatives of IBKC and its independent public accountants and representatives of the Underwriters at which the contents of the Registration Statement, the Pre-Pricing Prospectus and the Prospectus were discussed and, although I am not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pre-Pricing Prospectus, the Pricing Disclosure Package (as defined below) or the Prospectus (except as and to the extent stated in paragraph 15 above), on the basis of these discussions, nothing has come to my attention or to the attention of those lawyers under my supervision that causes me to believe that that (i) the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Pricing Disclosure Package, as of the Applicable Time (as defined below), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of the date of the Prospectus Supplement, or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that I express no opinion in this paragraph 16 with respect to the financial statements and schedules, other financial data derived from accounting records or the information or statements relating to IBKC, included in the Registration Statement, the Pre-Pricing Prospectus, the Pricing Disclosure Package, the Prospectus Supplement, the Prospectus or Form T-1). As used herein, (A) “Applicable Time” means [●], New York City time, on May [●], 2020 (which you have informed me is prior to the time of the first sale of Securities by any Underwriter) and (B) “Pricing Disclosure Package” means the Pre-Pricing Prospectus, taken together with the Final Term Sheet, dated May [●], 2020.

The opinions expressed herein are limited to the federal laws of the United States, the laws of the State of Tennessee and the laws of the State of New York, and I am expressing no opinion as to the effect of the laws of any other jurisdiction. Accordingly, as to all matters relating to or involving the application of the laws of the State of New York, I have relied, with your consent, solely upon the opinion of Sullivan & Cromwell LLP, dated the date hereof, and delivered to you pursuant to Section 6(a) of the Underwriting Agreement, and my opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Sullivan & Cromwell LLP.

The opinions expressed herein are as of the date hereof, and I assume no obligation to update any of the opinions for subsequent events or developments of any nature.

This letter is furnished by me, solely in my capacity as General Counsel of the Company, to you, as Representatives of the Underwriters, solely for the benefit of the Underwriters in their capacity as such, and may not be relied upon by any other person without my written consent, except that Sullivan & Cromwell LLP and Simpson Thacher & Bartlett LLP may rely on this opinion as to matters of Tennessee law. This letter may not be quoted, referred to or furnished to any purchaser or prospective purchaser of the Securities and may not be used in furtherance of any offer or sale of the Securities.

Yours very truly,

Charles T. Tuggle, Jr.
Executive Vice President and General Counsel
First Horizon National Corporation

EXHIBIT D

OFFICERS’ CERTIFICATE

May 26, 2020

Each of the undersigned, D. Bryan Jordan, President and Chief Executive Officer of First Horizon National Corporation, a Tennessee corporation (the “Company”), and William C. Losch III, Executive Vice President and Chief Financial Officer of the Company, solely in his capacity as an officer of the Company does hereby certify, to the best of his knowledge, pursuant to Section 6(h) of that certain Underwriting Agreement dated May 20, 2020 (the “Underwriting Agreement”) between the Company and Morgan Stanley & Co. LLC, Barclays Capital Inc., FHN Financial Securities Corp., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule A thereto, that as of the date hereof:

1.	He has reviewed the Registration Statement, each Pre-Pricing Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.	The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct, in all material respects (to the extent not otherwise qualified therein as to materiality or Material Adverse Effect), as of the date hereof and as if made on the date hereof.

3.	The Company has performed all of its obligations under the Underwriting Agreement, in all material respects (to the extent not otherwise qualified therein as to materiality or Material Adverse Effect), as are to be performed at or before the date hereof.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

[Signature Page Follows]

In Witness Whereof, the undersigned have signed their names as of the date first written above.

Name: D. Bryan Jordan
Title: Chairman of the Board, President and Chief Executive Officer

Name: William C. Losch III
Title: Executive Vice President and Chief Financial Officer